# PULMATRIX
## Corporate Overview



PULMATRIX

NASDAQ: PULM

# Safe Harbor

This presentation contains forward-looking statements. All statements other than statements of historical fact contained herein, including statements regarding our business plans or strategies, projected or anticipated benefits or other consequences of our plans or strategies, projected or anticipated benefits from acquisitions to be made by us, or projections involving anticipated revenues, earnings or other aspects of our operating results, are forward-looking statements. Words such as "anticipates," "assumes," "believes," "can," "could," "estimates," "expects," "forecasts," "guides," "intends," "is confident that," "may," "plans," "seeks," "projects," "targets," and "would," and their opposites and similar expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will actually be achieved. Forward-looking statements are based on information we have when those statements are made or our management's good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. A discussion of these and other factors, including risks and uncertainties with respect to Pulmatrix, Inc. (the "Company"), as set forth in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K, as may be supplemented or amended by the company's Quarterly Reports on Form-10Q. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

**CAUTION: We have not received approval from the FDA, or any other regulatory entity, to market our therapeutic candidates in the United States or in any other jurisdictions. Our therapeutic candidates, including Pulmazole, PUR1800, and PUR3100 are classified by the FDA as investigational drugs and are limited by Federal (or United States) law to investigational use only and will require additional studies to make definitive conclusions and claims about such candidates' safety or efficacy.**

PULMATRIX

# Board of Directors

**Michael Higgins**
Chairman



POLARIS PARTNERS

**Rick Batycky, PhD**
Director
nocion THERAPEUTICS





**Todd Bazemore**
Director
Kala PHARMACEUTICALS

**Chris Cabell, MD**
Director
emergent biosolutions





**Mark Iwicki**
Director
Kala PHARMACEUTICALS

# Management & Advisors

**Ted Raad**
CEO & Director



**Rusty Clayton, MD**
Medical Director & Advisor





**Michelle Siegert**
Finance

**Jason Perry**
CMC, Pharm. Development





**Aidan Curran, PhD**
Research

**Audrey Rossow**
Clinical Operations





**Steve Kramer**
Quality

**Rhonda Chicko**
Advisor Finance Strategy





**Michael Lipp, PhD**
Advisor CMC Strategy

PULMATRIX

# PULM (NASDAQ) Investment Highlights

## Enabling Technology

- Proprietary iSPERSE platform technology that seeks to optimize pharmacokinetics and pharmacology in respiratory and non-respiratory therapeutics
- A scalable platform with applicability across drug classes and dry-powder delivery devices to support pipeline development

## Innovative Therapies

- **PUR1800**: Inhaled kinase inhibitor treatment for acute exacerbations in COPD (AECOPD). Ph1b clinical study and long-term toxicology studies are underway with all data anticipated in Q4 2021. PUR1800 represents ~$2.4B U.S. peak net revenue potential[1] in AECOPD.
- **PUR3100**: Inhaled DHE, acute migraine treatment with ~$575M U.S. peak net revenue potential[1] is planned to begin Ph1 / Ph2 proof-of-concept clinical trial in Q1 2022 with data anticipated in Q4 2022
- **Pulmazole**: Inhaled anti-fungal program in Asthma patients with Allergic Bronchopulmonary Aspergillosis ready to enter Ph2b proof-of-concept clinical trial following the resolution of contractual dispute with Cipla[2]

## Strong Financial Position

- Cash balances finance PULM through anticipated PUR1800 Ph1b, PUR3100 Ph1 / Ph2 and Pulmazole Ph2b data milestones

PULMATRiX

1. Physician Interviews and Payer Interviews; ClearView Health Partners Analysis; net revenues at loss of exclusivity
2. Pulmatrix is in an ongoing contractual dispute with Cipla Technologies, LLC, Pulmatrix's development partner, regarding the development of Pulmazole which may result in delays to our proposed clinical program and lead to arbitration against Cipla in order to regain sole ownership of the program.

# Pipeline Presents Multiple Potential Value Inflection Points

## iSPERSE™ enabled products span across multiple therapeutic categories

| Product Pipeline | Indication | 2021 Q1 | 2021 Q2 | 2021 Q3 | 2021 Q4 | 2022 Q1 | 2022 Q2 | 2022 Q3 | 2022 Q4 | 2023 Q1 | 2023 Q2 | 2023 Q3 | 2023 Q4 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **PUR1800** *NSKI* | Acute Exacerbations in Chronic Obstructive Pulmonary Disease (AECOPD) | Ph1b; Tox Studies | | | | Ph1b Data Anticipated; 6- & 9-Month Toxicology Data Anticipated | | | | | | | |
| **PUR3100** *DHE* | Acute Migraine | | | | | | Ph1 / Ph2 | | | Ph1/Ph2 (POC) Data Anticipated | | | |
| **Pulmazole** *Anti-fungal (Cipla Partnership)* | Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma | Ph2b Study Anticipated to Start Following the Resolution of Contractual Dispute with Cipla[1] | | | | | | | | | | | |

**FEND[2] (NasoCalm)** — Pulmatrix licensed NasoCalm formulations (PUR003 and PUR006), now re-branded as FEND, to Sensory Cloud in April 2020

PULMATRIX

1. Pulmatrix is in an ongoing contractual dispute with Cipla Technologies, LLC, Pulmatrix's development partner, regarding the development of Pulmazole which may result in delays to our proposed clinical program and lead to arbitration against Cipla in order to regain sole ownership of the program.
2. Out-license to Sensory Cloud

# iSPERSE

Small Dense and Dispersible

Engineered Dry Powder
Proprietary Technology



# iSPERSE Platform

## Small, dense and dispersible particles designed for highly efficient respiratory delivery

### iSPERSE Enables Sick Patients to Get More Effective Doses

#### Potential iSPERSE Advantages

- **Can be used with a broad range of drugs,** small molecule to biologic
- **Can be used with almost any device** (e.g., metered-dose, reservoir, capsule or blister-based inhalers)
- **Requires low inspiratory flow** for penetration deep into lung, based on high dispersibility
- **Can deliver large doses into lungs (tens of milligrams)** with high delivery efficiency
- **Avoids first-pass effect and systemic side-effects** with improved pharmacokinetics profile compared to oral delivery
- **Broad IP** portfolio into 2030s

#### Evolution of Engineered Dry Powder Drug Delivery



| Large Porous Particle (ARCUS®) | Small Porous Particle (PulmoSphere™) | 1µm **iSPERSE** |
|---|---|---|

**Small Molecule APIs with Challenging Physical/ Chemical Attributes**
*Amorphous or Crystalline API*

**APIs Limited by Predicted Efficacious Dose**
*Inhaled Antibiotics > 30mg; Small Molecules > 1mg*

**Control of Pulmonary and Systemic Exposure**
*Manipulation of PK Through Changes in Solid State*

**Dry Powder Formulation of Biologics and Macromolecules**
*Proteins, Peptides and Nucleic Acids for Lung Delivery*

PULMATRiX

Sources: D Singh et al., *Br J Clin. Pharmacol.* 2018, 84(9):2097-2105; Perry, J, et al., *Br J Clin Pharmacol.* 2019, 85(3):580-589; Hava, D. L., et al. 2020, *Br J Clin Pharmacol:* 86(4): 723-733

# PUR3100

## Inhaled Dihydroergotamine (DHE) for Treatment of Acute Migraine

- Significant unmet need in a large market represents ~$575M U.S. peak net revenue opportunity[1]
- Lung delivery offers many potential advantages including fast acting pain relief and symptom control with a favorable tolerability profile
- Recent commercial success of CGRP products has expanded the migraine market and demonstrated a demand for branded innovative products
- iSPERSE mitigates manufacturing / device issues leading to MAP0004 FDA complete response while enabling similar pharmacokinetics in order to pursue a similar development plan in which MAP0004 achieved Ph3 clinical endpoints



1 Source: Physician Interviews and Payer Interviews; ClearView Health Partners Analysis

# Acute Treatment of Migraine:

## Large underserved market

### Large Market

>1 billion worldwide

>38 million U.S.

Affects 3x's more women than men

### Large Unmet Medical Need

75% of patients not actively treated with Rx's due to poor efficacy

80% of patients on Rx's would try new therapies

### High Pharmacoeconomic Burden

$38 billion annual cost – U.S. (healthcare & lost productivity)

~ 150 million lost workdays – U.S.

### Acute Treatment

New preventative treatment options do not fully address the ongoing need for acute treatment of migraine

>50% of patients require acute care for breakthrough pain

PULMATRIX

Source: Migraine Research Foundation

# Migraine Market is Expanding
# $3.4B Sales in 2017 to $5.1B Projected Sales in 2021

CGRP have expanded the market but predominant use is for chronic not acute migraine

## 2018 Rx Market Share (16.5M Total Rx)

**~3% CGRP**
(only branded)



436K
Others
15.4M

**~97% Generic**
(96% Triptans)

## 2019 Market Share (18.7M Total Rx)

**~12% CGRP**
(only branded)



2.4M
Others
15.8M

**~98% Generic**
(96% Triptan)

**Generics not meeting patient need**

## Key Take-Aways

- Generics account for ~98% of all migraine prescriptions, mostly generic triptan
- CGRP's demonstrated significant growth from initial launch in 2018
- CGRP class growth represents **market expansion** as total generic prescriptions were relatively unchanged 2018–2019

PULMATRIX

Source: J.P. Morgan Research

# Migraine – Pulmonary Inhaled DHE Therapy Potential Advantages

## What Do Patients Want?

| 1 | 2 | 3 | 4 | 5 |
|---|---|---|---|---|
| **Fast Acting Pain Relief (15–30 Minutes)** | **Effective When Taken at Any Time During a Migraine** | **Long Lasting Relief** | **Ease of Dosing** | **Minimal Impact on Patient's Regular Activities** |
| Fast onset of action through early $T_{max}$ and sustained target engagement[1,2] | Migraine upon awakening, quick to peek intensity, rescue for breakthrough | 24+ hour headache relief through sustained target engagement[1,3] | Inhaled preferred over intranasal, convenient device and administration | Absence of: nausea, lethargy, medication overuse, dysgeusia[4] |

**Inhaled DHE** ✓

1. Aurora, S. K., et al. (2011). "MAP0004, Orally Inhaled DHE: A Randomized, Controlled Study in the Acute Treatment of Migraine." Headache: The Journal of Head and Face Pain 51(4): 507-517.
2. Tepper, S. J., et al. (2011). "MAP0004, Orally Inhaled Dihydroergotamine for Acute Treatment of Migraine: Efficacy of Early and Late Treatments." 86(10): 948-955.
3. Winner, P., et al. (1996). "A double-blind study of subcutaneous dihydroergotamine vs subcutaneous sumatriptan in the treatment of acute migraine." *Arch Neurol* 53(2): 180-184.
4. Saper, J. R., et al. (2006). "DHE in the pharmacotherapy of migraine: potential for a larger role." *Headache* 46 Suppl 4: S212-220.

# Inhaled DHE (MAP0004) Can Achieve Pain Freedom in < 30 Minutes

## Other acute migraine therapies have slower efficacy: triptan at ~1 hour and CGRP at ~2 hours

### Significant Pain Freedom by 30 Minutes[1, 2]



% Patients
60
50
40
30
20
10
0
MAP0004
Placebo
10 Min
30 Min
60 Min
2 Hr
4 Hr
24 Hr
48 Hr
Time

### Effective DHE Concentration within ~5 Minutes [3]



Mean DHE Concentration (pg/mL)
100000
10000
1000
100
1 Actuation (N=6)
2 Actuations (N=6)
4 Actuations (N=12)
6 Actuations (N=12)
IV (N=16)
0
5
10
15
20
25
30
Time (Minutes)

### PUR3131-1A Plasma Levels Similar to Modelled MAP0004 in Dogs



Plasma DHE (ng/mL)
100.0
10.0
1.0
0.1
MAP0004 250 ug/kg
PUR3131-1A 250 ug/kg
0
2
4
6
8
10
12
14
16
Time (h)

PULMATRiX

Sources: [1]Aurora, S. K., et al. (2009). "A Randomized, Double Blind, Placebo-Controlled Study of MAP0004 in Adult Patients With Migraine." *Headache: The Journal of Head and Face Pain* 49(6): 826-837. [2]Aurora, S. K., et al. (2011). "MAP0004, Orally Inhaled DHE: A Randomized, Controlled Study in the Acute Treatment of Migraine." *Headache: The Journal of Head and Face Pain* 51(4): 507-517. [3]Armer, T. A., et al. (2011). "Toxicological Assessment of Dihydroergotamine after Chronic Inhalation in Dogs." *Toxicologic Pathology* 39(3): 544-552.

# PUR3100 Two-Part Ph1/Ph2 Study Intended to Demonstrate Proof of Concept and Enable Pivotal Study

**PUR3100 Effectiveness Evaluated in Both Part 1 and Part 2**

**Healthy Migraineurs**

32 patients

Randomized to dose group

**Phase 1 (Part 1)**
**Safety & PK**

- **Placebo** (n=8)
- **Dose 1** (n=8)
- **Dose 2** (n=8)
- **Dose 3** (n=8)

**Interim Analysis**
Safety/PK Analysis
Dose Selection

**Healthy Migraineurs**

66 additional patients randomized evenly across 3 groups

**Phase 2 (Part 2)**
**Dose Confirmation**

- **Placebo** (n=22)
- **Dose 1** (n=22)
- **Dose 2** (n=22)

**2022**

| Q1 | Q2 | Q3 | Q4 |
|---|---|---|---|

**Phase 1/ Phase 2 Trial Start Anticipated**

**Phase 2 Data Anticipated**

### Part 1-Safety/PK

- Initial assessment of 32 patients of PK and acute safety in clinic
- 7 days after PK, patients provided with dose to administer at home during next migraine over 28 days and record safety and efficacy data

### Part 2-Dose Confirmation

- Following interim safety/PK analysis, additional 66 patients are randomized across placebo or one of two doses
- Patients provided with dose to administer at home during next migraine over 28 days and record safety and efficacy data

PULMATRIX

# PUR3100: $575M Peak Net Revenue Potential at LOE in the U.S.

## Physician and Patient Feedback

- **40%** — % of triptan patients experiencing a suboptimal response
- **44%** — % of patients ranking *"starts to show improvement by 30 minutes"* as the #1 most important product attribute
- **~63%** — % of patients responding that they would prefer PUR3100 over nasal DHE administration
- **40%** — % increase in likelihood that a physician will prescribe after a patient request for PUR3100
- **40%** — % of patients who may proactively request PUR3100

**$575M**
**Peak Net Revenue**

## Payer Feedback

- **2** — generic treatment failures required
- **8** — per month quantity limit
- **60%** — market access at $880 per month

PULMATRiX

Source: Physician Interviews; Payer Interviews; Patient Research: ClearView Analysis. * Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment and peak revenues expected at loss of market exclusivity, ~16 years post launch; Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

# PUR1800

## Inhaled p38, Syk, Src Kinase Inhibitor with Potential for AECOPD

NSKI Portfolio In-Licensed from Janssen, Including RV1162

RV1162 Reformulated Into iSPERSE Enabled PUR1800

- PUR1800 potentially represents up to ~$2.4B[1] peak net revenue opportunity in the U.S. as an inhaled non-steroidal treatment of AECOPD
- In pre-clinical studies, RV1162 demonstrated multifactorial efficacy in steroid-resistant inflammation
- In clinical studies, RV1162 lactose blend demonstrated target engagement, anti-inflammatory activity, safety and tolerability in a 12-day study with stable COPD patients
- PUR1800, the iSPERSE formulation of RV1162, has the potential to achieve 2 to 3-fold greater lung exposure of the RV1162 lactose blend's "effective dose" while improving safety margins and potential for long-term dosing



1 Source: Physician Interviews and Payer Interviews; ClearView Health Partners Analysis

# Limited Efficacy in Standard of Care for AECOPD Moderate-to-Severe Exacerbations

## Significant unmet need exists in AECOPD with underlying infection and/or steroid resistance


Noninfectious
20%
Bacterial
36%
Acute Exacerbation in COPD (AECOPD) Etiology
36%
Viral
8%
Bacterial & Viral

### AECOPD Incidence and Etiology

- **Steroids are standard of care** for moderate-to-severe acute exacerbations, which occur across all patient severity types
- ~90% of the 18M annual U.S. moderate-to-severe exacerbations are treated in outpatient setting
- **Infectious etiologies cause ~80% of acute exacerbations**
- Purulent sputum indicates management should incorporate antibiotics
- Viral exacerbations tend to last longer than bacterial exacerbations and are most often caused by rhinovirus infection
- **Steroids have limited efficacy in addressing infection induced inflammation**

PULMATRIX

Source: Hurst. *N Engl J Med.* 2010; 363:1128; Anzueto. *Am J Med Sci.* 2010;340(4)309; Celli. *Eur Respir J.* 2007;30(2):401; D-C. Man. *ERJ Open Res.* 2015;1(2); Vogelmeier. *Am J Respir Crit Care Med.* 2017; 195(5)557; Pulmatrix Internal Documents; Physician Interviews; ClearView Analysis

# Narrow Spectrum Kinase Inhibitors (NSKI)

## Block steroid-resistant inflammation and lung remodeling processes



Injury
Alveolar Macrophage
Cytokine Receptors
TLRs
Syk
Src
p38
PI3K γ/δ
SHIP1
Inflammatory Mediators
Neutrophil
Eosinophil
TLRs
Injury
ROS
TLRs
Cytokine Receptors
Syk
Src
p38
PUR1800
(p38/Src/Syk)
Cytokines
Cytokines
Lymphocyte
Growth Factors
Growth Factors
Interstitial Macrophage

### Three Primary Benefits

**1**

### Treat Steroid-resistant Inflammation

- Inhibit p38 MAP kinases (p38MAPK) to restore steroid sensitivity and reduce inflammation
- Block inflammatory action of Src, which promotes cytokine production in damaged airway epithelial cells

**2**

### Treat Inflammation from Infections

- Prevent viral and bacterial p38MAPK stimulation
- Suppress Syk-promoted pro-inflammatory cytokine production from bacterial infection

**3**

### Treat Airway Remodeling

- Block growth factor mediated activation of primary lung fibroblasts
- Potential to be disease modifying

PULMATRIX

Source: Barnes PJ. *Pharmacol Rev* 2016; 68:788–815, Barnes PJ. *J Allergy Clin Immunol* 2013; 131:636-45, Geraghty P et al. *Am J Respir Cell Mol Biol*. 2014; 50(3):559-70, Angata T et al. *Cell Mol Life Sci*. 2013; 70(17):3199-210

# RV1162 (NSKI) Reduces Steroid-resistant Inflammation in Preclinical Models

## RV1162 reduces steroid insensitive, tobacco smoke-induced inflammation and restores steroid efficacy

### Additional Preclinical Data

**In vitro**
- Verified kinase target engagement and inhibition with similar potency across p38, Src and Syk kinases
- Reduces steroid-sensitive cytokine release in human and animal cell lines with broadly similar potency (data has translational utility)

**Ex vivo**
- Reduces steroid-resistant inflammation in cells from COPD patients
- Reduces viral replication and infection-related inflammation in human cells

**In vivo**
- Reduces steroid insensitive inflammation in LPS, ovalbumin and tobacco smoke models
- Restores steroid efficacy

### Inhibition of Tobacco Smoke-induced Lung Inflammation #



Neutrophils (x 10⁴ Cells/mL)
12
9
6
3
0
###
###
###
***
PUR1800, µg/day
— — 0.07 0.7 7 — 0.07 0.7
Fluticanasone propionate, µg/day
— — — — — 1.8 1.8 1.8
AIR
SMOKE



Therapeutic (Intranasal)
Tobacco
BAL
1
5
11
15
Days

Source: Data on File; Pulmatrix Internal Documents; ### Significant difference between each other at p<0.001; *** Significant difference from tobacco smoke control at p<0.001

PULMATRiX

# First in Human Study of RV1162 (NSKI)

## RV1162 study results demonstrated target engagement and ant-inflammatory effect

### RV1162 Reduced p38 MAPK Phosphorylation



p38 phosphorylation
p=0.73
p=0.01
% p38 phosphorylation
25.0
20.0
15.0
10.0
5.0
0.0
Sc
d12
Sc2
d123
Placebo
RV1162

### RV1162 Reduced Sputum Neutrophils



Neutrophils
p=0.68
p=0.02
Sputum neutrophils (LogX10[6] ceiling sputum)
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
Sc
d12
Sc2
d123
Placebo
RV1162

### Clinical Data Summary

- RV1162 lactose blend was well tolerated in human study including stable moderate-to-severe COPD subjects: ClinicalTrials.gov NCT01970618
- RV1162 lactose blend reduced the level of p38 phosphorylation demonstrating target engagement
- 12 days of patient dosing shows onset of anti-inflammatory benefit after a short dosing regimen
- RV1162 lactose blend showed dose-proportionality, linear kinetics, and minimal variability between subjects
- RV1162 was safe and well tolerated

PULMATRiX

Source: EST001 Study with 35 healthy subjects and 30 subjects with moderate-to-severe COPD

# Janssen Out-Licensed NSKI Portfolio to Pulmatrix for Clinical Enablement Through iSPERSE


Micronized RV1162
iSPERSE
Particle Engineering
PUR1800 – GLP Tox Formulation

- Janssen engaged Pulmatrix to overcome poor aerosol performance, drug accumulation in vivo and concerns with safety profile of RV1162 lactose blend formulation
- Janssen exited respiratory and licensed RV1162 and other NSKI to Pulmatrix given iSPERSE ability to enable further clinical development
- PUR1800 iSPERSE formulation of RV1162 was identified and advanced into 28-day GLP non-clinical safety study

PULMATRIX

# iSPERSE Enabled PUR1800 Provides Potential for Higher LUNG Dosing and Longer-Term Dosing

28-Day GLP Toxicology Study[1] Resulted in Improved PUR1800 Safety Margins Relative to RV1162

## PUR1800 Results

**500 µg Nominal Dose** ▶ **~300 µg Lung Dose**

**Dose proportional systemic exposure**
**Reduced potential for lung drug accumulation**
**No noteworthy clinical signs**

Janssen RV1162 Lactose Blend Data

*500 µg Nominal Dose Resulted in ~125 µg Lung Dose*

## Observations

- **Data supports maximum PUR1800 nominal clinical dose of 550 µg and ability to deliver ~2.5X lung dose than RV1162**
- **Improved physical and chemical stability of PUR1800 vs. RV1162**
- **Low drug accumulation indicates potential for longer term dosing**

PULMATRIX

1 - Data on file

# PUR1800 Phase 1b Trial in Stable COPD

## Phase 1b: Safety study bridging from lactose formulation to iSPERSE formulation

**Randomized, double-blind, 3-way crossover study; 3 Dose Groups (2 active, 1 placebo) with 15 pts. 14 days of daily dosing, with 28-day crossover and 28-day follow-up**

**15 Stable COPD Patients**

Randomized to 1 of 3 treatment arms

| | | |
|---|---|---|
| Placebo | PUR1800 (250 µg) | PUR1800 (500 µg) |
| PUR1800 (250 µg) | Placebo | PUR1800 (500 µg) |
| PUR1800 (250 µg) | PUR1800 (500 µg) | Placebo |

225 µg iSPERSE PUR1800 ≈ 500 µg Janssen RV1162 lactose Blend (based on predicted lung deposition)

**Upcoming Milestones**

2021

| Q1 | Q2 | Q3 | Q4 |
|---|---|---|---|
| Phase 1b 1st Patient Dosed (02/2021) | | | Phase 1b Data Anticipated |

**Endpoints**

- Safety & Tolerability
- Pulmonary function ($FEV_1$) Days 1, 7 and 14
- Systemic and sputum pharmacokinetics Days 1, 7 and 14
- Target engagement and efficacy pharmacodynamics Days 1, 7 and 14

PULMATRIX

# PUR1800: $2.4B in U.S. Peak Revenue Potential

## Large Addressable AECOPD Burden

- **~16M** COPD patients in the U.S.
- **77%** experience at least one exacerbation annually
- **~18M** moderate-to-severe AECOPD episodes annually in U.S.
- **> 20%** corticosteroid treatment failure rate in moderate-to-severe AECOPD patients
- PUR1800 potentially has efficacy across the spectrum of causes of AECOPD

## Prescriber Reported PUR1800 Utilization

| Treatment Option | Current Use | Expected Use |
|---|---|---|
| **PUR1800** (+ oral corticosteroids and/or antibiotics) | **0%** | **~35%** |
| **Oral Corticosteroids + Antibiotics** | ~58% | ~34% |
| **Antibiotics Alone** | ~13% | ~10% |
| **Oral Corticosteroids Alone** | ~25% | ~18% |
| **No Treatment** | ~4% | ~3% |

## PUR1800 Market Opportunity

**Up to 35% expected use, in addition to standard of care (oral corticosteroids plus/minus antibiotic)**

## Pricing Potential & Market Access

**70% payer market access with minimal use restrictions and launch price of $650 per incident**

PULMATRIX

Source: Peak revenues expected at loss of market exclusivity, ~14 years post launch and also includes discount for patient compliance, patient persistence, and gross-to-net adjustment; Estimate based on ClearView Analysis, which included qualitative physician surveys and interviews; # Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

# Pulmazole

Inhaled Antifungal

Cipla Worldwide Development & Commercial Partnership

Inhaled Itraconazole to Treat Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma

- iSPERSE enables itraconazole delivery to the lung, providing Pulmazole potential to address the underlying cause of disease while avoiding side effects of oral antifungal therapy and prolonged steroid treatment
- Pulmazole has the potential to increase overall antifungal use and shift Pulmazole to first line treatment for ABPA and represents ~$1.5B U.S. peak net revenue opportunity[1]
- Successful FDA Type C meeting enables a Ph2b study start following the resolution of contract dispute with Cipla.
- Pulmatrix is in an ongoing contractual dispute with Cipla Technologies, LLC, Pulmatrix's development partner, regarding the development of Pulmazole which may result in delays to our proposed clinical program and lead to arbitration against Cipla in order to regain sole ownership of the program.



1 - Source: Physician Interviews and Payer Interviews; ClearView Health Partners Analysis

# Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma

## Exaggerated response of the immune system to the fungus *Aspergillus* in approximately 1.5% of adult asthma patients (~300,000 U.S.)[1] and patients with cystic fibrosis

**ABPA Causes Airway Inflammation, Leading to Lung Damage and Fibrosis**

### Treatment focus

- Control of asthma symptoms
- Prevention and treatment of pulmonary exacerbations
- Reduction of pulmonary inflammation to prevent end-stage fibrotic disease

### Treatment is usually limited to steroid and oral antifungal therapy

- Typical first line treatment is oral steroid therapy, followed by combination with oral antifungals, after insufficient treatment response with oral steroids

**Healthy Lung**


L

**Diseased Lung**



**Untreated ABPA May Result in Pulmonary Fibrosis, Respiratory Failure and Potentially Death**

PULMATRiX

1 - Physician Research: Clearview Analysis; Estimate of Adult ABPA Prevalence Based on Country-specific Studies.

# Significant Unmet Need Exists in ABPA

## Dose Limiting Side Effects of Oral Antifungal Therapy Reduce Clinical Utility


Visual Changes
Cutaneous Reactions
Hepatic Abnormality
Gastro Intestinal Intolerance

- Variable and Poor PK
- Drug to Drug Interactions
- Fatigue

## Significant Unmet Need Remains with Current Treatment Options in ABPA

- **~50%** of ABPA patients have **inadequate response** to oral steroids alone
- **~20%** of ABPA patients become **steroid dependent**
- Long-term steroid use associated with **development of complications** including invasive aspergillosis
- Antifungal agents are believed to **reduce fungal burden** (antigen induces inflammatory response)
- Antifungal treatment **improves clinical outcomes** and can potentially enable a reduction in steroid burden
- While the majority of antifungal use in ABPA is itraconazole, **overall antifungal use is limited** by safety/tolerability concerns

PULMATRiX

Wang. AMAC. 2010;54:2409. Denning. *Clinical Infectious Diseases*. 2002;34:563; Lestner. *Clinical Infectious Diseases* 2009; 49:928–30; Denning. *Clinical and Experimental Dermatology*. 2001;26:648; Greenberger P., B.R., Demain J, et. al., Allergic Bronchopulmonary Aspergillosis. *J Allergy Clin Immunol Pract.*, 2015. 2(6): p. 703-708.; Physician Research: Clearview Analysis

# Pulmazole: Potential to Change Standard of Care for ABPA

## Phase 1/1b study successfully set all endpoints

**Phase 1/1b Part 1 & 2: SAD and MAD Key Results**

Demonstrated safety and tolerability of Pulmazole administered up to 14 days
**~100–400 fold lower** plasma exposure over 24 hours than expected with oral Sporanox

**Phase 1/1b Part 3: Single Dose Crossover Pulmazole 20mg Versus Single Dose Sporanox 200mg Oral**

**~50** Fold Higher Lung Exposure

**~85** Fold Lower Plasma Exposure

**1/10th** of Dose

PULMATRiX

Source: Hava, D. L., et al. (2020). "A phase 1/1b study of PUR1900, an inhaled formulation of itraconazole, in healthy volunteers and asthmatics to study safety, tolerability and pharmacokinetics." *Br J Clin Pharmacol*: 86(4): 723-733

# Pulmazole Development Plan Builds Upon Clinical Precedent of Oral Itraconazole Improvement of $FEV_1$ in ABPA

## Oral itraconazole outcomes demonstrated in clinical literature

**1**

The NEW ENGLAND JOURNAL of MEDICINE

### 2000, Stevens et al.

Itraconazole **improved $FEV_1$** and decreased steroid use and total IgE in a randomized double-blind trial with 55 patients

**2**

Journal of Clinical Immunology

### 2003, Wark et al.

Itraconazole **improved $FEV_1$**, decreased total IgE and the exacerbation frequency in a randomized, double-blind trial with 29 patients

**3**

Expert Review of Respiratory Medicine

### 2018, Agarwal et al.

In acute stage treatment naive ABPA patients, **monotherapy itraconazole** is effective in considerable number of patients, including **improved $FEV_1$ within 6 weeks**, with **less side-effects** compared to prednisolone monotherapy

**Three Clinical Studies Demonstrated that Oral Itraconazole Treatment in Addition to Standard of Care Improved Both Disease Biomarkers and $FEV_1$**

- Stevens and Wark studies support inclusion of oral Sporanox into current ABPA treatment guidelines (2016 IDSA) and were drivers behind the Pulmazole Ph2 and Ph2b study designs
- Stevens, Wark and Agarwal studies showed significant improvement in $FEV_1$ and biomarkers for ABPA
- Pulmazole is expected to improve upon the known efficacy, safety and tolerability profile of oral itraconazole given the Ph1 results of ~50-fold higher lung exposure and ~85-fold lower plasma exposure than oral Sporanox at 1/10 the dose

PULMATRiX

Source: Stevens. *NEJM*. 2000;342(11):757; Wark. *J Allergy Clin Immuno*. 2003;111; 952; Agarwal *Chest* 2018;153(3): 656-664.

# Phase 2b Study Intended to Demonstrate Proof of Concept in Patients with Asthma and ABPA

## Successful FDA Type C meeting enables Ph2b study potential start following the resolution of contractual dispute with Cipla[1]

### Patient Profile

Patients (M/F, ages 18–80) with confirmed asthma and ABPA



Screen
< 4 weeks >
Placebo (n=6)
Pulmazole 20mg (n=12)
Pulmazole 40mg (n=12)
< 16 weeks >
Observation
< 8 weeks >
Open Label Extension

### Potential Timeline



Year 1
Q1
Q2
Q3
Q4
Year 2
Q1
Q2
Q3
Q4
Phase 2b Start
Phase 2b Data Anticipated

### Study Design

- Randomized double-blind placebo-controlled study (N=30 patients)
- Patients are dosed Pulmazole or placebo for16 weeks on top of standard of care (baseline asthma therapies, oral steroids)

### Endpoints

- $FEV_1$
- Exacerbations
- Safety and tolerability
- ACQ-6
- Serum IgE
- Sputum culture

PULMATRiX

1. Pulmatrix is in an ongoing contractual dispute with Cipla Technologies, LLC, Pulmatrix's development partner, regarding the development of Pulmazole which may result in delays to our proposed clinical program and lead to arbitration against Cipla in order to regain sole ownership of the program.

# Pulmazole: $1.5B Peak Net Revenue Potential in the U.S.

## Anticipated increase of 1st line concomitant use with oral steroids drives the revenue forecast

### 1st Line Antifungal Usage May More than Double



30%
65%
Current Use of Antifungal 1st Line
Future Use of Antifungal 1st Line



~1.3B
U.S. ABPA Asthma
Net Revenue
~200M
U.S. Other Indications

**Payers Interviewed Suggested ~80% Market Access and ~$40K Annual Treatment Cost Similar to TOBI Podhaler and Severe Asthma Biologics**

Xolair Annual Price: **~$40K**
Xolair is indicated for severe asthma poorly controlled by ICS with a reactivity to aeroallergen

Nucala Annual Price: **~$35K**
Nucala is indicated for patients with severe asthma and an eosinophilic phenotype

Tobi Podhaler Annual Price: **~$40K**
TOBI Podhaler is a dry-powder inhaled antibiotic for cystic fibrosis patients with Pseudomonas aeruginosa

Cinqair Annual Price: **~$25K**
Cinqair is indicated for patients with severe asthma and an eosinophilic phenotype

PULMATRIX

Source: Physician Interviews; Payer Interviews; ClearView Analysis. Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment and peak revenues expected at loss of market exclusivity, ~11 years post launch; Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

# Our Mission

PULMATRiX

PULMATRiX is committed to the development and commercialization of novel and transformational medicines for patients all over the world, using our proprietary iSPERSE™ technology to optimally deliver both respiratory and non-respiratory therapies via the respiratory system.

# Appendix



# Glossary of Terms

| | |
|---|---|
| **505(b)(2)** | FDA Regulatory Pathway for Drug Approval |
| **ABPA** | Allergic Bronchopulmonary Aspergillosis |
| **ACQ-6** | Asthma Control Questionnaire 6 |
| **AECOPD** | Acute Exacerbations in Chronic Obstructive Pulmonary Disease |
| **BAL** | Bronchoalveolar Lavage |
| **CGRP** | Calcitonin-Gene-Related Peptide |
| **CMC** | Chemistry Manufacturing and Controls |
| **COPD** | Chronic Obstructive Pulmonary Disease |
| **FeNO** | Fractional Exhaled Nitric Oxide |
| **$FEV_1$** | Forced Expiratory Volume in 1 Second |
| **GI** | Gastrointestinal |
| **GLP** | Good Laboratory Practice |
| **HNV** | Healthy Normal Volunteers |
| **ICS** | Inhaled Corticosteroid |
| **IDSA** | Infectious Disease Society of America |
| **IgE** | Immunoglobulin E Antibodies |

| | |
|---|---|
| **IgG** | Immunoglobulin G Antibodies |
| **IND** | Investigational New Drug |
| **IP** | Intellectual Property |
| **LPS** | Lipopolysaccharide |
| **MAD** | Multiple Ascending Dose |
| **MAPK** | Mitogen-Activated Protein Kinases |
| **NSKI** | Narrow Spectrum Kinase Inhibitor |
| **PD** | Pharmacodynamics |
| **PK** | Pharmacokinetics |
| **POC** | Proof of Concept |
| **POM** | Proof of Mechanism |
| **Pulmazole** | PUR1900 |
| **SAD** | Single Ascending Dose |
| **SOC** | Standard of Care |
| **Sporanox** | Oral Itraconazole 200mg |

PULMATRIX